SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 20, 2005
Date of Report (Date of Earliest Event Reported)

SPECIALTY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-44860	88-0382463

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6160 Plumas Street
Reno, Nevada 89509
(Address of Principal Executive Offices)

(775) 826-0809
(Registrant’s Telephone Number,
Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement

     On July 20, 2005, Specialty Trust, Inc. (the “Company”) issued $25,115,000.00 of its Collateralized Investment Notes (the “Notes”) pursuant to an Indenture dated as of July 1, 2005 (the “Indenture”) between the Company, as Issuer, and Deutsche Bank National Trust Company, as Trustee (the “Trustee”). The Notes were offered and sold pursuant to a Private Placement Memorandum, dated June 16, 2005. The Indenture is annexed hereto as Exhibit 4.1.

Item 9.01(c). Financial Statements and Exhibits

4.1	Indenture dated as of July 1, 2005, by and between Specialty Trust, Inc. and Deutsche Bank National Trust Company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 25, 2005

SPECIALTY TRUST, INC.

By:	/s/ Grace A. Caudill

Grace A. Caudill Secretary

EXHIBIT INDEX

Exhibit Number

4.1	Indenture dated as of July 1, 2005, by and between Specialty Trust, Inc. and Deutsche Bank National Trust Company.